UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2011

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.)	001-14625	53-0085950
Delaware (Host Hotels & Resorts, L.P.)	0-25087	52-2095412
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices and Zip Code)

(240) 744-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

The purpose of this Current Report on Form 8-K is to set forth the following information previously filed as part of, or as an exhibit or financial statement schedule to, the Annual Report on Form 10-K of Host Hotels & Resorts, Inc. and Host Hotels & Resorts, L.P. (collectively, the “Company”) for the fiscal year ended December 31, 2011, which information has been revised to reflect the impact of the disposition of one property and the reclassification of a second property as held-for-sale. We also use the term “Host Inc.” to refer specifically to Host Hotels & Resorts, Inc. and the term “Host L.P.” to refer specifically to Host Hotels & Resorts, L.P. (and its consolidated subsidiaries). The revised information includes:

•	Computation of Ratios of Earnings to Fixed Charges;

•	Selected Financial Data;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”);

•	Consolidated Financial Statements and Notes thereto; and

•	Schedule of Real Estate and Accumulated Depreciation.

This information is attached hereto as exhibits 12.1, 12.2 and 99.1 through 99.7 and is incorporated herein by reference.

On March 23, 2012, the Company sold the San Francisco Airport Marriott for net proceeds of approximately $108 million plus $5 million for the furniture, fixtures and equipment replacement fund and recorded a gain on the disposition of approximately $48 million. Additionally, as of June 15, 2012, the Company has classified the Hartford Marriott Rocky Hill as held-for-sale. The results of these hotels were presented in the Company’s continuing operations for all fiscal years included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission (“SEC”) on February 22, 2012. In accordance with U.S. generally accepted accounting principles, the Company reported the results of the San Francisco Airport Marriott as discontinued operations in its Form 10-Q for the first quarter ended March 23, 2012 and the results of the Hartford Marriott Rocky Hill as discontinued operations in its Form 10-Q for the second quarter ended June 15, 2012, and also reclassified the results of operations from these properties for all reported periods. Accordingly, the information included in this Current Report reflects the reclassification of the results of these hotels as discontinued operations for the three years ended December 31, 2011.

The Company has also updated the footnotes to the audited consolidated financial statements to disclose certain significant transactions listed below that occurred subsequent to December 31, 2011. However, investors are cautioned that the MD&A with respect to the three years ended December 31, 2011 presented herein represents the MD&A that the Company filed as part of its 2011 Annual Report on Form 10-K updated only to reflect the effect on its results of operations and financial position discussed therein of the sale and reclassification of the properties discussed above. The MD&A presented herein has not been updated or amended to reflect any other information, uncertainties, transactions, risks, events or trends occurring, or known to management, including those listed below, that have occurred subsequent to February 22, 2012, the date on which the Company filed its Annual Report on Form 10-K. Among the items for which the MD&A presented herein has not been updated or amended (but for which the audited consolidated financial statements and notes thereto have been updated) include:

•	The March issuance of $350 million 5 1/4% Series A senior notes due 2022 for net proceeds of approximately $344 million;

•

The issuance of 14.2 million shares of common stock at an average price of $15.69 per share, for proceeds of approximately $220 million, net of $2 million of commissions under Host Inc.’s continuous equity offering programs;

•	The April repayment of the $113 million principal amount outstanding of the 7.5% mortgaged debt secured by the JW Marriott, Washington, D.C.;

•	The April repurchase of $386 million face amount of 2.625% Exchangeable Senior Debentures due 2027;

•	The April and May redemptions of $500 million of our 6 7/8% Series S senior notes due 2014 for $508 million;

•	The June issuance of a $100 million mortgage loan secured by the Hyatt Regency Reston;

•

The June acquisition of land and investment to enter into a construction agreement to develop two hotels in Rio de Janeiro, Brazil. The Company has spent approximately R$47 million ($23 million) on this investment as of June 15, 2012; and

•	The July acquisition of the Grand Hyatt Washington, D.C for approximately $400 million, plus closing and other costs.

In addition, neither the footnotes to the audited consolidated financial statements nor the MD&A presented herein have been amended or updated to reflect the following information:

•	Modification of the Company’s forecast on the range of expected revenues per available room (RevPAR) for its comparable hotels for 2012; and

•	all other events relating to the results of operations for the first two quarters of 2012 or the Company’s outlook for the remainder of 2012.

Investors should read the information contained in this current report together with the other information contained in the Company’s 2011 Annual Report on Form 10-K filed on February 22, 2012, the Company’s Form 10-Qs for the quarters ended March 23, 2012 and June 15, 2012, filed with the SEC on April 30, 2012 and July 23, 2012, respectively, and other information filed with, or furnished to, the SEC after February 22, 2012.

This combined Form 8-K for Host Inc. and Host L.P. includes for each entity separate consolidated financial statements, selected financial data and separate computations of ratios of earnings to fixed charges, but combined presentations of the MD&A, footnotes to the financial statements and schedule of real estate and accumulated depreciation. For the portions of this Form 8-K that include combined presentations, any material differences between Host Inc. and Host L.P. are noted therein. For a more detailed discussion of the substantive differences between Host Inc. and Host L.P. and why we believe combined filings results in benefits to investors, see the discussion in the Company’s combined Annual Report on Form 10-K for the year ended December 31, 2011 under the heading “Explanatory Note”.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.

12.1	Computation of Ratios of Earnings to Fixed Charges (Host Hotels & Resorts, Inc.)

12.2	Computation of Ratios of Earnings to Fixed Charges (Host Hotels & Resorts, L.P.)

23.1	Consent of KPMG LLP

99.1	Selected Financial Data (Host Hotels & Resorts, Inc.)

99.2	Selected Financial Data (Host Hotels & Resorts, L.P.)

99.3	Management’s Discussion and Analysis of Results of Operations and Financial Condition

99.4	Consolidated financial statements as of December 31, 2011 and 2010 and for the three years ended December 31, 2011 (Host Hotels & Resorts, Inc.)

99.5	Consolidated financial statements as of December 31, 2011 and 2010 and for the three years ended December 31, 2011 (Host Hotels & Resorts, L.P.)

99.6	Host Hotels & Resorts, Inc., Host Hotels & Resorts, L.P., and Subsidiaries Combined Notes to Consolidated Financial Statements

99.7	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2011

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations for the Years ended December 31, 2011, 2010 and 2009, respectively, for Host Hotels & Resorts Inc.; (ii) the Consolidated Balance Sheets at December 31, 2011, and December 31, 2010, respectively, for Host Hotels & Resorts Inc.; (iii) the Consolidated Statements of Equity for the Years ended December 31, 2011, 2010 and 2009, respectively, for Host Hotels & Resorts Inc.; (iv) the Consolidated Statement of Cash Flows for the Years ended December 31, 2011, 2010 and 2009, respectively, for Host Hotels & Resorts Inc.; (v) the Consolidated Statement of Comprehensive Income (Loss) for the Years ended December 31, 2011, 2010 and 2009, respectively, for Host Hotels & Resorts Inc.; (vi) the Consolidated Statements of Operations for the Years ended December 31, 2011, 2010 and 2009, respectively, for Host Hotels & Resorts L.P.; (vii) the Consolidated Balance Sheets at December 31, 2011, and December 31, 2010, respectively, for Host Hotels & Resorts L.P.; (viii) the Consolidated Statements of Capital for the Years ended December 31, 2011, 2010 and 2009 respectively, for Host Hotels & Resorts L.P.; (ix) the Consolidated Statement of Cash Flows for the Years ended December 31, 2011, 2010 and 2009, respectively, for Host Hotels & Resorts L.P.; (x) the Consolidated Statement of Comprehensive Income (Loss) for the Years ended December 31, 2011, 2010 and 2009, respectively, for Host Hotels & Resorts L.P.; and (xi) Notes to the Consolidated Financial Statements that have been detail tagged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

	By:	/s/ BRIAN G. MACNAMARA
Brian G. Macnamara
Senior Vice President, Corporate Controller
Date: July 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P. By: HOST HOTELS & RESORTS, INC., its general partner

	By:	/s/ BRIAN G. MACNAMARA
Brian G. Macnamara
Senior Vice President, Corporate Controller
Date: July 24, 2012